EXHIBIT 10.25


                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


        This Amended and Restated Stockholders Agreement (this "Agreement"), is entered into as of November 28, 1997 by and among the persons and entities listed on the signature pages of this Agreement (individually, an "Initial Stockholder" and collectively, the "Initial Stockholders"), and Nu Skin Asia Pacific, Inc., a corporation organized under the laws of the State of Delaware (the "Company").

                                    RECITALS

        A. WHEREAS, the Initial Stockholders own shares of the Class B Common Stock, $0.001 par value per share ("Class B Common Stock"), of the Company, which shares of Class B Common Stock are convertible at any time on a one-for-one basis into shares of the Company's Class A Common Stock, $0.001 par value per share ("Class A Common Stock") (the shares of the Company's Class A Common Stock and Class B Common Stock held at any time during the term of this Agreement by any of the Initial Stockholders, whether now owned or hereafter acquired, are collectively referred to hereinafter as the "Shares");

        B. WHEREAS, the Initial Stockholders entered into that certain Stockholders Agreement dated as of November 20, 1996 and subsequently entered into that certain Amendment to Stockholders Agreement dated as of May 29, 1997 (collectively referred to hereinafter as the "Original Stockholders Agreement"); and

        C. WHEREAS, the Initial Stockholders desire to amend and restate in its entirety the Original Stockholders Agreement as provided below;

        NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

             1.1 "Agreement" shall have the meaning given such term in the introductory paragraph of this Agreement.

             1.2  "Attorney-in-Fact"  shall have the meaning  given such term in
                  Section 5.3 hereof  except as such term is  otherwise  used in
                  Section 3.2.2 hereof.

             1.3 "Class A Common Stock" shall have the meaning given such term in Recital A hereof.

             1.4 "Class B Common Stock" shall have the meaning given such term in Recital A hereof.

             1.5 "Company" shall have the meaning given such term in the introductory paragraph of this Agreement.

             1.6  "Cure  Notice"  shall  have the  meaning  given  such  term in
                  Section 3.2.1 hereof.

             1.7  "Demand  Request"  shall have the  meaning  given such term in
                  Section 9.3 hereof.
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            1.8   "Equity  Incentive  Shares"  shall have the meaning given such term in Section 5.1 hereof. 1.9 "Exercise Notice" shall have the meaning given such term in Section 4.2.3 hereof.

            1.10 "Extended Lock-up Period" shall have the meaning given such term in Section 2.2 hereof.

            1.11 "Fair Market Value" shall be the average closing price of the Company's Class A Common Stock as reported on the New York Stock Exchange for the 20 trading days immediately prior to the date of the closing of the stock repurchase transaction described in Section 2.4 hereof or the date of a margin call or event of default as described in Section 3.2.1 hereof.

            1.12 "Fixed CRT Stockholder" shall have the meaning given such term in Section 2.3.4.

            1.13 "Initial Lock-up Period" shall have the meaning given such term in Section 2.2 hereof.

            1.14 "Initial Stockholders" or "Initial Stockholder" shall have the meaning given such terms in the introductory paragraph of this Agreement.

            1.15  "Institution"  shall  have  the  meaning  given  such  term in
                  Section 3.2.1 hereof.

            1.16 "Involuntary Transfer" shall have the meaning given such term in Section 4.1 hereof.

            1.17 "LLG&M" shall have the meaning given such term in Section 7.3 hereof.

            1.18 "Makers" shall have the meaning given such term in Section 10 hereof.

            1.19 "Merrill" shall have the meaning given such term in Section 2.3.2.

            1.20 "NSI" shall have the meaning given such term in Section 2.2 hereof.

            1.21  "NSI  Acquisition"  shall have the meaning  given such term in
                  Section 2.2 hereof.

            1.22  "Notice  Period"  shall  have the  meaning  given such term in
                  Section 4.2.3 hereof.

            1.23  "Offer  Notice"  shall  have the  meaning  given  such term in
                  Section 4.2.2 hereof.

            1.24  "Offered  Shares"  shall have the  meaning  given such term in
                  Section 4.2.1 hereof.

            1.25 "Offering Stockholder" shall have the meaning given such term in Section 4.2.1 hereof.

            1.26 "Original Stockholders Agreement" shall have the meaning given such term in Recital B hereof.

            1.27 "Pledge" or any derivation of such term shall have the meaning given such term in Section 3.2.1 hereof.


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            1.28  "Purchase  Periods"  shall have the meaning given such term in
                  Section 4.2.4 hereof.

            1.29 "Purchasing Stockholder" shall have the meaning given such term in Section 4.2.3 hereof.

            1.30  "Restricted  Stock" shall have the meaning  given such term in
                  Section 9.1 hereof.

            1.31 "Restricted Resale Period" shall have the meaning given such term in Section 2.3 hereof.

            1.32 "Right of First Offer" shall have the meaning given such term in Section 4.2.1 hereof.

            1.33  "Rule 144 Allotment" shall have the meaning given such term in
                  Section 2.3 hereof.

            1.34 "SEC" shall have the meaning given such term in Section 9.3 hereof.

            1.35  "Securities  Act"  shall have the  meaning  given such term in
                  Section 3.1 hereof.

            1.36  "Selling  Expenses"  shall have the meaning given such term in
                  Section 9.6 hereof.

            1.37 "Shares" shall have the meaning given such term in Recital A hereof.

            1.38  "Share  Repurchase"  shall have the meaning given such term in
                  Section 2.4 hereof.

            1.39 "Stockholder" or "Stockholders" shall mean the following persons and entities: (i) each Initial Stockholder and his, her or its assignees hereunder and his, her or its respective estate, guardian, conservator, committee, trustee, manager, partner or officer and his, or her spouse; (ii) each person or entity that becomes a party hereto pursuant to Section 3.3 below; (iii) each descendant of each Initial Stockholder and his, her or its respective estate, guardian, conservator, committee, trustee, manager, partner or officer; and (iv) each Stockholder Controlled Entity.

            1.40 "Stockholder Controlled Entity" shall mean the following entities: (i) any not-for-profit corporation of which an Initial Stockholder or his or her descendants can elect at least eighty percent (80%) of its board of directors; (ii) any other corporation if at least eighty percent (80%) of the value of its outstanding equity is owned by an Initial Stockholder or his or her descendants; (iii) any partnership if at least eighty percent (80%) of the value of its partnership interests is owned by an Initial Stockholder or his or her descendants or spouse; (iv) any limited liability company or similar company if at least eighty percent (80%) of the value of such company is owned by an Initial Stockholder or his or her descendants or spouse; and (v) any trust if an Initial Stockholder is a settlor, trustee or beneficiary of the trust.

            1.41 "Transfer" or any other derivation of such term shall have the meaning given such term in Section 2.1 hereof.

        2. RESTRICTIONS ON TRANSFER; LOCK-UP; STOCK REPURCHASE.


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        2.1  Restriction on Transfers.  Each of the  Stockholders  hereby agrees that he, she or it shall not sell, assign, give, bequeath, transfer, distribute, pledge, hypothecate or otherwise encumber, convey or dispose of (collectively, "Transfer") any of the Shares owned by him, her or it (whether now owned or hereafter acquired) except as otherwise allowed by this Agreement. Any attempted or purported Transfer of any Shares by any Stockholder in violation or contravention of the terms of this Agreement shall be void. The Company shall, and shall instruct its transfer agent to, reject and refuse to transfer on its books any Shares that may have been Transferred in violation or contravention of any of the provisions of this Agreement and shall not recognize any person, estate, executor, administrator, firm, association, corporation or entity holding any of the Shares as being a stockholder of the Company, and any such person, estate, executor, administrator, firm, association, corporation or entity shall not have any rights as a stockholder of the Company. In addition to any other remedies available to the parties to this Agreement either at law, in equity or pursuant to this Agreement, no dividends shall be paid on, nor any distribution made on, any Shares that are Transferred in violation or breach of this Agreement.

        2.2 Lock-up Agreement. Notwithstanding any provision of this Agreement to the contrary, except for Transfers pursuant to Sections 3 and 5, from and after the date hereof each Initial Stockholder will not, without the prior written consent of the Company, jointly or individually, Transfer, offer, make any short sale of, contract to sell, lend, grant any option for the purchase of, or otherwise dispose of, directly or indirectly, any Shares owned of record or beneficially by such Initial Stockholder on the date hereof until November 28, 1998 (the "Initial Lock-up Period"). In the event the Company, on or before November 28, 1998, effects a registered underwritten secondary offering of Shares generating proceeds to the Stockholders offering Shares therein (before deduction of underwriting discounts or commissions) of at least $200,000,000, allocated among the Stockholders participating in such underwritten secondary offering in accordance with the "Participation Percentages" listed on Schedule "A" attached hereto, or acquires all of the outstanding capital stock or substantially all of the assets of Nu Skin International, Inc. ("NSI") in a single transaction or series of transactions for aggregate value including at least $100,000,000 in cash to the NSI Stockholders and on terms approved by a majority of the members of the NSI Board of Directors and by a majority of the votes entitled to be cast by the NSI shareholders in connection with such transaction or series of transactions (the "NSI Acquisition"), the lock-up agreement described in this Section 2.2 shall automatically be extended until one year following the closing date of the first to occur of (i) such underwritten secondary public offering or (ii) the NSI Acquisition (the "Extended Lock-up Period").

        2.3 Post Lock-up Selling Restrictions. Except as otherwise provided herein, for one year following the last to expire of (i) the Initial Lock-up Period, and (ii) the Extended Lock-up Period (the "Restricted Resale Period"), all sales of Shares in a public resale pursuant to Section 4(1) of the Securities Act or Rule 144 promulgated thereunder or pursuant to any other exempt transaction under the Securities Act, shall not exceed in any calendar quarter the Stockholder's specified Rule 144 Allotment (as defined below). Each Stockholder's Rule 144 Allotment shall be determined by multiplying (x) the percentage listed next to the Stockholder's name on Schedule A attached hereto under the heading "Percent Allocation of Total Rule 144 Volume" by (y) the average weekly trading volume for the Company's Class A shares on the New York Stock Exchange during the calendar quater immediately preceding any transfer permitted during the Restricted Resale Period (the "Rule 144 Allotment"). In no event, however, shall any Stockholder's Rule 144 Allotment, when aggregated with the Rule 144 Allotment of all such Stockholder's Stockholder Controlled Entities, be less than 20,000 shares per calendar quarter, with the exception of those Stockholders identified on Schedule B, whose Rule 144 Allotment is established in Section 2.3.5 below.


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        2.3.1 Within the first ten days of each calendar quarter during the term hereof, the Company will provide to each Stockholder a schedule listing such Stockholder's Rule 144 Allotment for such calendar quarter. All Stockholders desiring to sell Shares pursuant to Rule 144 during the Restricted Resale Period shall give the Company's Secretary written notice of such Stockholder's intention to sell no less than five business days prior to the proposed transaction date.

        2.3.2 Unless otherwise agreed by Stockholders holding at least forty percent (40%) of the Shares subject to this Agreement, all dispositions under Rule 144 shall be made exclusively through the Provo, Utah office or a specific office in New York City (designated by the Company) of Merrill Lynch & Co. ("Merrill"). If a Stockholder determines that Merrill's commission rate for dispositions of Shares pursuant to Rule 144 is unreasonable in light of all relevant facts, such Stockholder may effect sales of Shares pursuant to Rule 144 through another market-maker if approved in advance in writing by fifty percent (50%) of the Shares subject to this Agreement. Nevertheless, if Shares are sold under Rule 144 by an Institution who has received Shares through foreclosure of a loan to a Stockholder or in satisfaction of a margin call, and the Company has not exercised its right to purchase such Shares, such Institution shall be entitled to sell such Shares through a market-maker of its choice.

        2.3.3 If any Stockholder elects to sell in any calendar quarter in a single transaction or series of transactions more than twenty-five percent (25%) of his Rule 144 Allotment for such quarter, Merrill shall be given at least four weeks to effect such transactions to minimize the impact on the market caused by such selling.

        2.3.4 Each Stockholder that is a Fixed Charitable Trust, as listed on Schedule C attached hereto (the "Fixed CRT Stockholders"), agrees to use cash currently held by such Stockholder to make the required minimum distributions to beneficiaries. Each Fixed CRT Stockholder further agrees to participate in and sell Shares through a registered secondary offering of Shares following the date hereof to the extent possible and necessary to infuse additional cash into each Fixed CRT Stockholder sufficient to make cash distributions to beneficiaries prior to the expiration of the Restricted Resale Period. In the event there is no registered secondary offering until expiration of the Restricted Resale Period, each Fixed CRT Stockholder agrees to distribute Shares in lieu of cash to the minimum extent required to the beneficiaries of such trust. With respect to Stockholders who are also recipients of Shares distributed by Fixed CRT Stockholders, the Rule 144 Allotment as defined above in Section 2.3 shall be increased by that number of Shares required to be sold to satisfy any income tax liability incurred by the recipient of the Shares as a result of the distribution of such Shares from the Fixed CRT Stockholder. All Stockholders agree not to transfer any Shares to a fixed charitable trust until after the expiration of the Restricted Resale Period.

        2.3.5 Notwithstanding anything herein to the contrary, the Rule 144 Allotment for any calendar quarter for those Stockholders listed on Schedule B attached hereto shall be equal to five percent (5%) of the Shares held by such Stockholder on the date hereof.

        2.3.6 Notwithstanding anything herein to the contrary, in the event the Company notifies Stockholders of its intent to file a registration statement under the Securities Act for the public distribution of securities, on either a primary or secondary basis, the Stockholders agree not to effect any sales of Shares under Section 4(1) or Rule 144 of the Securities Act during a period commencing on the date of such notice and ending ninety days after the effectiveness of the registration statement.


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        2.3.7  For  purposes  of  calculating  the Rule 144  volume  limitations
applicable  to  Stockholders   following  the  Restricted  Resale  Period,  each
Stockholder agrees to be subject, following the Restricted Resale Period, to the volume limitations of Rule 144(e) (or any successor rule) notwithstanding the applicability of Rule 144(k) to such Stockholder.

        2.4 Share Repurchase. Notwithstanding anything herein to the contrary, the Initial Stockholders acknowledge and agree that the Company shall repurchase Shares from certain Initial Stockholders and various donees of certain Initial Stockholders in a transaction scheduled to close simultaneously with the effectiveness of this Agreement (the "Share Repurchase"). The Share Repurchase shall be effected with those persons or entities listed on Schedule D attached hereto with respect to the number of Shares set forth opposite the name of each person or entity (unless modified by the Company in an agreement with the person or entity with whom the Share Repurchase is to be effected). The terms, structure and conditions of the Share Repurchase shall be confirmed in written instruments and documents required by the Company.

        3. PERMITTED TRANSFERS. Notwithstanding anything herein to the contrary, the Stockholders shall be permitted to Transfer Shares as provided in this
Section 3 and in Sections 4 and 5 of this Agreement and as otherwise agreed to in writing by the Company and the holders of a majority of the Shares.

        3.1 Public Sales, Private Resales, Gifts, Bequests and Distributions. Subject to the terms and conditions of this Agreement, any Stockholder may Transfer shares of Class A Common Stock (i) pursuant to a widely distributed public offering of shares of Class A Common Stock registered by the Company under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the rights granted in Section 9 hereof; (ii) pursuant to an exempt private resale transaction, (iii) to Initial Stockholders and spouses of Initial Stockholders or to Stockholder Controlled Entities by sale, gift or bequest; and
(iv) by distribution from a Stockholder Controlled Entity that is a trust to one or more beneficiaries thereof who are Stockholders.

        3.2 Pledges to Institutions.

        3.2.1 Any Stockholder may grant a lien or security interest in, pledge, hypothecate or encumber (collectively, a "Pledge") any Shares, other than the Equity Incentive Shares beneficially owned by him, her or it to a nationally or internationally recognized financial or lending institution with assets of not less than $10,000,000,000 (an "Institution"); provided, however, that (i) no Stockholder shall Pledge Shares to secure loans exceeding in the aggregate the amounts set forth next to such Stockholder's name on Schedule E attached hereto under the heading "Indebtedness Limit"; (ii) each Stockholder is required to give the Secretary of the Company five day's prior written notice that he, she or it intends to Pledge Shares to an Institution pursuant to this Section 3.2.1;
(iii) the Institution must agree in writing at or prior to the time such Pledge is made that the Company shall have the right to satisfy any margin call or cure any event of default by a Stockholder in connection with a loan by purchasing any or all Shares Pledged at a price equal to fifty percent (50%) (except as otherwise noted on Schedule E) of the Fair Market Value of the Shares subject to the Pledge on the date of the margin call or event of default; (iv) the Institution must agree in writing at or prior to any Pledge that it will give written notice to the Company of any event of default or margin call with respect to a Pledge at the same time notice is given to the Stockholder who Pledged the Shares and that it will give the Company five business days to cure the default or satisfy the margin call by purchasing any or all Shares Pledged at a price equal to fifty percent (50%) (except as otherwise noted on Schedule
E) of the Fair Market Value of the Shares subject to the Pledge on the date of the margin call or event of default; (v) the Institution must agree in writing at or prior to the time of such Pledge that the Company may elect to satisfy

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             any margin  call or cure any event of default  with  respect to any
Pledge by (a) giving written notice (the "Cure Notice") to the Institution of the Company's election to satisfy any margin call or cure any event of default and listing in such Cure Notice the number of Shares to be purchased by the Company from the Institution and (b) paying to the Institution by wire transfer the purchase price for the Shares to be purchased by the Company; (vi) the Institution must agree in writing at or prior to the Pledge that upon the receipt of the Cure Notice and the payment for the Shares to be purchased, the purchased Shares shall be immediately transferred and conveyed to the Company as indicated in the Cure Notice; (vii) the Institution must agree in writing at or prior to the time such Pledge is made that, in the event the amount paid by the Company for Shares subject to the Pledge upon the occurrence of margin call or event of default shall exceed the amount of the indebtedness due to the Institution, the excess funds shall be paid by the Institution to the Stockholder who pledged such Shares; and (viii) the Institution must acknowledge to the Company in writing prior to the time the Pledge is made that it is aware of this Agreement and agrees to be bound by the terms hereof. If both the Company and the Stockholders who Pledged the Shares give notice of their election or intent to cure the event of default or satisfy any margin call, the first of them to make payment of the required amounts to the Institution shall be deemed to have cured the event of default or satisfied the margin call, as applicable. The parties hereto agree that the right given to the Company in this
Section 3.2.1 to purchase Shares in the event of a default or margin call with respect to a Pledge will be exercisable only to satisfy a margin call or an event of default under a Pledge, with no such right being exercisable in any other event. Notwithstanding anything herein to the contrary, the loan to Nedra
D. Roney of $5,000,000 made by the Company contemporaneously herewith shall not be prohibited by this Agreement and said $5,000,000 amount shall not count against the Indebtedness Limit of $20,000,000 for Nedra D. Roney listed in Schedule E.

        3.2.2 Power of Attorney. Each Stockholder hereby appoints and constitutes each of Blake M. Roney and Steven J. Lund, with full power of substitution, as attorneys-in-fact to act in their name, place and stead, to transfer and convey to the Company all Shares purchased by the Company pursuant to Section 3.2.1 and to execute and deliver all stock powers, endorse all stock certificates and execute and deliver any and all instruments, documents and agreements necessary to transfer all Shares purchased by the Company pursuant to
Section 3.2.1. The foregoing power of attorney is coupled with an interest and is irrevocable. Each Stockholder agrees to indemnify and hold the Company and Messrs. Blake M. Roney and Steven J. Lund, or their appointees, harmless from and against any and all liabilities, claims, damages and expenses (including attorney's fees, expert and court costs) incurred by the Company or Messrs. Blake M. Roney or Steven J. Lund, or their appointees, in connection with the exercise by the Company of its rights under Section 3.2.1 and the performance by Messrs. Blake M. Roney and Steven J. Lund, or their appointees, of their duties and responsibilities as attorneys-in-fact under this Section 3.2.2.

        3.3 Application of Agreement to Shares After Transfers. All the provisions of this Agreement shall apply to all of the Shares of the Company owned beneficially or of record by a person or entity at the time he, she or it is or becomes a party hereto or that may be issued hereafter or thereafter to a Stockholder as a result of any additional issuance, purchase, exchange or reclassification of Shares, corporate reorganization or any other form of recapitalization, consolidation, merger, share split or share dividend or that are acquired by a Stockholder in any other manner except by means of a purchase on the open market. Unless the Company and the holders of a majority of the Shares shall agree otherwise in writing, all Shares that are Transferred in accordance with Section 3 hereof, other than (i) Transfers pursuant to a widely distributed public offering, (ii) transfers pursuant to Rule 144, as provided by this Agreement, (iii) Transfers by Institutions to satisfy a margin call or upon an event of default, and (iv) except as provided in Section 3.4, Transfers pursuant to an exempt private resale transaction, shall be subject to the terms, obligations, conditions and restrictions set forth in this Agreement, and any person or entity to whom or to which such Shares have been Transferred shall automatically become a party to this Agreement upon such Transfer and shall be subject

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

to the provisions of this Agreement without the need for such person to sign this Agreement or the other parties hereto to re-execute this Agreement or otherwise acknowledge such person as a party hereto. All persons to whom Shares are Transferred pursuant to this Agreement, by taking receipt of the Transferred Shares, agree to be bound by all of the terms and conditions of this Agreement including, without limitation, the terms and conditions of Sections 2.2 and 2.3 hereof. As a condition to any Transfer of Shares pursuant to this Agreement, the Company may (but shall not be obligated to) require any transferee to execute and deliver a copy of this Agreement and any other documentation necessary, in the Company's judgment, in connection with such transferee becoming a party to this Agreement. Unless the Company and the holders of a majority of the Shares otherwise agree in writing, any person to whom Shares are Transferred other than pursuant to a registered public resale or sales under Rule 144 or sales by Institutions in connection with the foreclosure of a Pledge shall receive and be subject to his, her or its pro rata portion of the Transferring Stockholder's Rule 144 Allotment, and the Transferring Stockholder's Rule 144 Allotment shall be reduced by such pro rata portion effective immediately upon such Transfer. If the person or entity to whom Shares have been Transferred refuses to execute and deliver to the Company any such documentation or fails to acknowledge or abide by the terms of this Agreement, the Company may invalidate the Transfer and refuse to acknowledge the person or entity as a stockholder of the Company. If, and as often as, there is any change in the Shares, by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

        3.4 Application of Agreement to Transferees in Private Resale Transactions. Unless the Company and the Stockholders owning of record a majority of the Shares otherwise agree in writing, any person to whom Shares are transferred in an exempt private resale transaction shall (i) receive and be subject to his, her or its pro rata portion of the Transferring Stockholder's 144 Allotment and the Transferring Stockholder's Rule 144 Allotment shall be reduced by such pro rata portion effective immediately upon such Transfer, and
(ii) any Transfer pursuant to Rule 144 by him, her or it shall be aggregated with all Transfers by the Transferring Stockholder pursuant to Rule 144 for purposes of calculating the volume limitation applicable to both him, her or it and such Transferring Stockholder under Rule 144.

        4. INVOLUNTARY TRANSFERS.

        4.1 By Operation of Law. If Shares owned of record or beneficially by a Stockholder are Transferred by operation of law to any person or entity other than a Stockholder, including, without limitation, to the bankruptcy estate or to the trustee in bankruptcy of a Stockholder or to a purchaser at any creditor's or judicial sale or for the benefit of creditors of a Stockholder (but not including (a) any Transfer to the Company or pursuant to a foreclosure of a Pledge by an Institution or the Company, (b) any Transfer to the guardian, conservator or committee of an incompetent Stockholder, (c) any Transfer in a bankruptcy proceeding of Shares that are Pledged to an Institution or the Company, or (d) any Transfer upon the death of a Stockholder), (an "Involuntary Transfer") then, in each such case, such Stockholder shall be deemed to have offered all of his, her or its Shares to all Stockholders who are then parties to this Agreement prior to such Involuntary Transfer in the manner described in
Section 4.2 hereof. The Company shall notify the appropriate Stockholders of the occurrence of such Involuntary Transfer as soon as practicable after it is notified of the same.

        4.2 Right of First Offer.

        4.2.1 All Involuntary Transfers pursuant to Section 4.1 above shall be subject to this Section 4.2. The Stockholder who owns the Shares subject to the Involuntary Transfer (the "Offering Stockholder") shall be deemed, prior to the Involuntary Transfer, to have offered the Shares subject to the

Involuntary Transfer (the "Offered Shares") to all Stockholders who are then parties to this Agreement as provided below (the "Right of First Offer").

        4.2.2 The Offering Stockholder shall give written notice (an "Offer Notice") of the proposed Involuntary Transfer to all Stockholders who then are parties to this Agreement and to the Secretary of the Company setting forth, in reasonable detail, the facts and circumstances of such proposed Involuntary Transfer, the number of Offered Shares, the proposed date of consummation of such proposed Involuntary Transfer (if known), and any other material terms and conditions of the proposed Transfer to the extent then known.

        4.2.3 Each Stockholder who is then a party to this Agreement shall then have the irrevocable right, exercisable within thirty (30) days after the Offer Notice is given in accordance with the requirements of Section 4.2.2 hereof (the "Notice Period"), to purchase all (but not part) of his, her or its share (as determined below) of the Offered Shares at a price per Share equal to the lesser of (i) the price proposed to be paid in any bankruptcy, creditor's or judicial sale or (ii) the closing sale price per share of the Company's Class A Common Stock on the last trading day (as reported on the New York Stock Exchange) prior to the date of purchase multiplied by a factor of .50 (50%). Each Offering Stockholder shall pay his, her or its own commissions and advisory fees in connection with any sale of Shares pursuant to this Section 4.2. Each Stockholder who is a party to this Agreement may exercise his, her or its Right of First Offer by delivering to the Offering Stockholder in care of the Secretary of the Company a notice of such exercise (the "Exercise Notice") within the Notice Period. Each Stockholder who elects to purchase Offered Shares pursuant to this Section 4.2 shall be entitled to purchase an equal portion of such Offered Shares with all other Stockholders who also elect to purchase such Offered Shares hereunder.

        4.2.4 The closing of the purchase and sale of the Offered Shares shall occur on a date not later than fifteen days after the expiration of the Notice Period (or such later date as is the earliest date on which the purchase may be completed in compliance with all applicable laws, rules and regulations) (the "Purchase Period"), and at the time and place provided for in the Offer Notice. In the event any of the Purchasing Stockholders is unable to close his, her or its purchase of the Offered Shares within the Purchase Period, the remaining Purchasing Stockholder(s) shall have the right to purchase its or their pro rata portion (determined by multiplying the Offered Shares that cannot be so purchased by a fraction, the numerator of which is the Offered Shares that cannot be so purchased and the denominator of which is the Offered Shares being purchased by the remaining Purchasing Stockholders) of such Purchasing Stockholder's Offered Shares, provided the sale of such Offered Shares can be effected within the Purchase Period. The determination of any prorations under
Section 4.2 shall be made by the Company and shall be final and binding on the Stockholders.

        5. AGREEMENT TO FUND EQUITY INCENTIVE PROGRAMS.

        5.1 Each Initial Stockholder hereby covenants and agrees for the period between the date hereof and ending December 31, 1999 to make available to the Company or its designees up to six percent (6%) of each such Initial Stockholder's shares of Class B Common Stock owned immediately following the Reorganization (the "Equity Incentive Shares"), for the purpose of funding any distributor or employee equity incentive program or programs sponsored by the Company or NSI or their affiliates. Any Transfer of shares of Class B Common Stock by the Initial Stockholders for this purpose shall be made pro rata by the Stockholders in accordance with their ownership interests in the Company immediately following the Reorganization and the determination of such proration by the Company's Secretary shall be conclusive and binding on the Initial Stockholders. The Shares already contributed by the Initial Stockholders in connection with the Company's initial public offering shall be counted towards the above referenced six percent (6%) figure.

        5.2 The Company shall give to all Stockholders who then are parties to this Agreement thirty (30) days written notice of a proposed Transfer of Equity Incentive Shares under Section 5.1 above to the Company or NSI or any of their affiliates setting forth, in reasonable detail, the Company's intent to make such proposed Transfer, the number of Shares to be Transferred, the proposed date of consummation of such Transfer (if known) and any other material terms and conditions of the proposed Transfer to the extent then known. The portion of the Equity Incentive Shares to be transferred will then be transferred at the end of such thirty (30) day period by the attorneys-in-fact identified in
Section 5.3 hereof.

        5.3 In connection with the agreement of the Stockholders to participate in the funding of any distributor or employee equity incentive program or programs sponsored by the Company or NSI, as set forth in Section 5 hereof, each of the Stockholders hereby makes, constitutes and appoints each of Keith R. Halls and his successors, and M. Truman Hunt and his successors, with power of substitution, the true and lawful attorney-in-fact of the Stockholder (each said person or his successors being hereinafter referred to as the "Attorney-in-Fact"), with full power and authority to act in the name and on behalf of the Stockholder for the following purposes:

        5.3.1 to Transfer the Equity Incentive Shares to NSI, any affiliate of NSI, or the Company;

        5.3.2 to endorse, transfer and deliver certificates for the Equity Incentive Shares to or on the order of the appropriate party, and to give such orders and instructions as the Attorney-in-Fact may in his, her or its sole discretion determine with respect to (i) the transfer of the Equity Incentive Shares on the books of the Company in order to effect such Transfer (including the names in which new certificates for the Equity Incentive Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the appropriate party of the certificates for the Equity Incentive Shares against receipt in the name of the Stockholders of the purchase price to be paid therefor, if any, and (iii) the remittance to the Stockholders of the proceeds, if any, after payment of expenses hereinafter described, from the Transfer of the Equity Incentive Shares; if requested by or on behalf of the Stockholders, funds to be remitted to the Stockholders shall be remitted by wire transfer (in accordance with instructions provided by or on behalf of the Stockholders) promptly upon such funds becoming available for transfer;

        5.3.3 if necessary, to endorse (in blank or otherwise) on behalf of the Stockholders the certificate or certificates representing the Equity Incentive Shares or a stock power or powers attached to such certificate or certificates;

        5.3.4 to incur any necessary or appropriate expense in connection with the Transfer of the Equity Incentive Shares; and

        5.3.5 to otherwise take all actions, including the execution and delivery of all documents, deemed advisable by each Attorney-in-Fact in his sole discretion, with respect to the Transfer of the Equity Incentive Shares as fully as the Stockholders could if the Stockholders were present and acting.

        Each Attorney-in-Fact shall be entitled to act and rely upon any written statement, request, notice or instruction from any of the Initial Stockholders, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of information therein contained. The parties to this Agreement agree to indemnify and hold harmless each Attorney-in-Fact from and against any and all losses, liabilities, damages or expenses (including reasonable attorney's fees and court costs) incurred by either of them arising out of or in connection with their acting as an attorney-in-fact under the foregoing power of attorney, as well as any and all costs and expenses of defending against any claim of liability in the premises. Each Attorney-in-Fact may consult with counsel of his choice (who may be counsel for the Company) and each

Attorney-in-Fact shall have full and complete authorization and protection for any action taken or suffered by them hereunder in good faith and in accordance with the opinion of such counsel.

        6. CONTRIBUTION OF DIVIDENDS. In the event that a majority in interest of the Initial Stockholders who are also shareholders of NSI shall so decide and shall notify all of such Initial Stockholders and the Company in writing, any dividends (net of any taxes payable thereon) on the Shares to be paid by the Company to such Initial Stockholders shall be contributed to NSI pro rata based upon each such Initial Stockholder's ownership of shares of NSI common stock. Notice of such contribution of dividends must be made in accordance with Section
12.2 hereof at least ten business days before the payment of such dividends by the Company to the Initial Stockholders. In its sole discretion, the Company may, upon receipt of notice of such contribution of dividends, pay such dividends directly to NSI. In the discretion of a majority in interest of the Initial Stockholders who are also shareholders of NSI, the above-referenced dividend payments may be made to NSI in cash or by any of such Initial Stockholder's tender to NSI of shares of NSI common stock. For purposes of calculating the value of shares of NSI common stock Transferred hereunder, the value of each share of NSI common stock shall be determined by multiplying NSI's net income for the four (4) most recently completed quarters prior to the calculation date (as reported on NSI's financial statements prepared in accordance with generally accepted accounting principles) by a factor of three and one-half (3.5) and dividing such figure by the total number of shares of NSI common stock then outstanding.

        7.  WAIVERS AND TERMINATION.

        7.1 Effect of Agreement. This Agreement amends and restates in its entirety the Original Stockholders Agreement and is effective as of the date hereof. From and after the date hereof, the Original Stockholders Agreement shall be replaced in its entirety by this Agreement.

        7.2 Waivers. All waivers made and agreed to by the Initial Stockholders in the Original Stockholders Agreement are hereby ratified, approved and remade in this Agreement as if set forth herein in their entirety. In addition, each Initial Stockholder hereby irrevocably waives any and all known or unknown claims and rights, whether direct or indirect, fixed or contingent, that such Initial Stockholder may now have or that may hereafter arise against the Company or any of its affiliates, NSI or any of its affiliates, or any of their respective officers, directors, stockholders, employees, agents or advisors arising out of the negotiation, documentation or operation of the Original
Stockholders  Agreement  or  any  other  agreement  among  any  of  the  Initial
Stockholders and the Company existing prior to the Original Stockholders Agreement or arising out of the negotiation and documentation of this Agreement.

        7.3 Acknowledgment of Representation. Each of the Initial Stockholders represents and warrants to the Company and each of the other Initial Stockholders that each Initial Stockholder was or had the opportunity to be represented by legal counsel and other advisors selected by such Initial Stockholder in connection with the Original Stockholders Agreement and has been represented by legal counsel and other advisors selected by such Initial Stockholder in connection with this Agreement. Each of the Initial Stockholders has reviewed this Agreement with his, her or its legal counsel and other advisors and understands the terms and conditions hereof. Each Initial Stockholder understands, acknowledges and confirms that M. Truman Hunt and the law firm of LeBoeuf, Lamb, Greene & MacRae, L.L.P. ("LLG&M") have represented only the Company in connection with the Original Stockholders Agreement and this Agreement and did not and do not act as legal counsel for any of the Initial Stockholders in connection with the Original Stockholders Agreement or this Agreement. As previously acknowledged and agreed to by the Initial Stockholders, the representation by LLG&M of certain of the Initial Stockholders in connection with the Company's initial public offering was limited solely to negotiating the representations and warranties and the limitations on the indemnification and contribution obligations of certain of the Initial Stockholders under the U.S. and International Purchase Agreements executed by such Initial Stockholders in connection with the Company's initial public offering and negotiating the delivery mechanisms for the Shares. The Initial Stockholders hereby confirm their waiver of any conflict of interest that may exist as a result of the limited representation by LLG&M of certain Initial Stockholders as described above and the concurrent representation by LLG&M of the Company. The Initial Stockholders further confirm their consent to the prior limited representation by LLG&M of those Initial Stockholders who signed the U.S. and International Purchase Agreements entered into in connection with the Company's initial public offering.

        8.  LEGENDS ON CERTIFICATES.

        8.1 Legends on Certificates. All Shares now or hereafter owned by the Stockholders shall be subject to the provisions of this Agreement and the certificates representing such Shares shall bear the following legends:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT, OR OTHERWISE SATISFIES ITSELF, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                  THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION OR OTHER ENCUMBRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND MAY BE MADE ONLY IN ACCORDANCE WITH THE TERMS OF AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT AMONG CERTAIN
                  INDIVIDUALS AND PERSONS REFERRED TO IN SUCH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

        8.2 Deposit of Certificates. Each Initial Stockholder hereby agrees to deposit and leave on deposit with the Secretary of the Company or his designee until December 31, 1999 all certificates representing Shares, including, without limitation, the Equity Incentive Shares, and all certificates representing additional Shares that may be used under Section 5 above for additional distributor and employee equity incentive plans.

        9. REGISTRATION RIGHTS. The Company hereby covenants and agrees as follows:

        9.1 Definitions. For purposes of this Section 9, the following terms have the following meanings:

        "Restricted   Stock"   shall  mean  all  Shares   held  by  the  Initial
Stockholders listed on Schedule "A" under the caption "Name of Stockholder" excluding Shares (i) that have been registered under the

Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with such registration statement, and (ii) that have been publicly sold pursuant to Rule 144, (iii) that have been Transferred by Institutions to satisfy a margin call or event of default as provided in
Section 3.2.1 and (iv) that have been Transferred pursuant to an exempt private resale transaction.

        "Selling Expenses" shall mean the expenses described in Section 9.6 below.

        9.2 Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, Form S-8 or another Form not available for registering the Restricted Stock for sale to the public and except with respect to any public offering if the net proceeds of such public offering will be paid directly or indirectly to any Initial Stockholders in connection with such public offering or a related transaction), each such time it will give written notice to all holders hereunder of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 10 days following the date of the Company's registration notice, to register such holder's Restricted Stock, the Company will use its best efforts to cause such Restricted Stock to be included in the registration statement proposed to be filed by the Company. The holders of Restricted Stock to be registered pursuant to this Section 9.2 shall execute such documentation (including any underwriting or purchase agreement) as may be reasonably necessary to effect the registration and sale of the Restricted Stock proposed to be included in such registration upon the exercise of the "piggyback" or "incidental" registration rights described in this Section 9.2. Except as provided below, the number of shares of Restricted Stock that may be requested to be registered upon exercise of "piggyback" or "incidental" registration rights may be reduced (pro rata among the requesting holders of all such Restricted Stock based upon the number of shares of Restricted Stock requested to be registered by such holders) if and to the extent that the Company or the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. No such reduction shall be made with respect to any securities offered by the Company for its own account. Notwithstanding the foregoing provisions, the Company may postpone any such registration or withdraw any registration statement referred to in this Section 9.2 for any reason without thereby incurring any liability to the holders of Restricted Stock.

        9.3 Demand Registration. Provided by November 28, 1998 (i) the Company has not effected a registered secondary offering or registered secondary offerings yielding aggregate gross proceeds (before underwriting discounts and commissions) of at least $200,000,000 to the holders of Restricted Stock, or
(ii) the Company has not consummated the NSI Acquisition, from and after November 28, 1998 until the earlier of (a) November 28, 2000, or (b) the holders of Restricted Stock have received, as a group, an aggregate of $200,000,000 of gross offering proceeds (before underwriting discounts and commissions) pursuant to registered public offerings effected prior to November 28, 2000, or (c) consummation of the NSI Acquisition after November 28, 1998, or (d) two registration statements have been declared effective and the related offerings have closed pursuant to the exercise of demand registration rights under this
Section 9.3, if the Company shall receive a written request from Initial Stockholders who collectively hold forty percent (40%) or more of the voting power of the Shares of Restricted Stock then outstanding (a "Demand Request") that the Company effect a registration under the Securities Act, the Company will, within 10 days of receipt of that Demand Request, give written notice of the Demand Request to all holders of Restricted Stock and shall within 120 days after its receipt of the Demand Request, file with the Securities and Exchange Commission ("SEC") a registration statement on a Form deemed appropriate by the Company and its counsel registering up to $200,000,000 of the Company's Class A Common Stock allocated among the holders of Restricted Stock in accordance with the percentages listed on Schedule "A" under the caption "Participation Percentage." The Company shall use its commercially reasonable best efforts to cause such registration statement to become effective.

        9.4 Restrictions on Registration Rights.

        9.4.1 In the event of a registration of any shares of Restricted Stock under the Securities Act pursuant to Sections 9.2 or 9.3 hereof, the maximum number of shares that each holder of Restricted Stock is entitled to have registered in each such registration shall be equal to the product of (i) the aggregate number of shares of Restricted Stock to be registered and (ii) a fraction, the numerator of which shall be the percentage set forth opposite such holder's name on Schedule "A" attached hereto under the caption "Participation Percentage," and the denominator of which shall be the sum of all of such percentages for all holders of Restricted Stock electing to exercise their registration rights pursuant to Sections 9.2 or 9.3 hereof. To the extent a holder of Restricted Stock elects not to participate in any registered offering pursuant to this Section 9, the "Participation Percentages" of the holders of Restricted Stock participating in such registered offering will be adjusted pro rata.

        9.4.2 The right of each holder of Restricted Stock to participate in registrations of Restricted Stock pursuant to Section 9.2 shall terminate upon
(i) receipt by such holder pursuant to any registered public offerings, of the amount listed next to such holder's name on Schedule "E" hereto under the caption "Gross Offering Proceeds," or (ii) the date such holder is no longer a record owner of shares of Restricted Stock.

        9.4.3 The Company shall not be obligated to effect a registration pursuant to Section 9.3 if at the time it receives a Demand Request (i) the Company's investment banker advises against a registered offering in light of market conditions and other relevant factors, or (ii) the Company would be required to prepare any financial statements other than those it customarily prepares or (iii) the Company determines in its reasonable judgment that the registration and offering would interfere with any material financing, acquisition, transaction, corporate reorganization or material corporate transaction or development involving the Company that is pending or contemplated at the time and promptly gives Initial Stockholders written notice of that determination (in which case the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the Demand Request), or (iv) the Company has effected a registration pursuant to Section
9.3 within 12 months prior to such Demand Request. Any registration statement filed pursuant to a Demand Request may include other securities of the Company for its own account or securities held by past or present employees, officers or directors of the Company or persons or entities who, by virtue of agreements with the Company are entitled to include their securities in any such registration.

        9.4.4. If the holders of Restricted Stock desire to distribute Restricted Stock pursuant to a Demand Request by means of an underwritten public offering, they shall so advise the Company as part of the Demand Request. If the Company approves that request, the Company and a majority in interest of the holders of Restricted Stock making such Demand Request shall jointly approve (such approval not to be unreasonably withheld) an investment banking firm or firms as underwriter or underwriters of the requested registration. The right of any holder of Restricted Stock to registration pursuant to Section 9.3 shall be conditioned upon that Initial Stockholder's participation in the underwriting and the inclusion of that Initial Stockholder's Restricted Stock in the underwriting to the extent provided in this Section 9. The holders of Restricted Stock shall (together with the Company and other persons proposing to distribute securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company for such underwriting, but the Company shall not be required to pay any commission or underwriting discount to any underwriter with respect to the sale of Restricted Stock. If the representative of the underwriters determines that a limitation on the number of shares to be underwritten is required in order to effect the underwriting in an orderly manner, the number of shares of Restricted Stock that may be included in the registration and underwriting shall be reduced in accordance with the underwriter's recommendations and the remaining shares of Restricted Stock to be registered shall be allocated among the holders of Restricted Stock in accordance with the formula set forth in Section 9.4.1.

        9.4.5 In connection with any registration statement filed pursuant to Sections 9.2 or 9.3 above, each of the holders of Restricted Stock agrees, if requested by the Company or an underwriter in connection with such registration, not to sell or otherwise transfer or dispose of any Shares or any derivative security relating to any Shares held by such holder of Restricted during the 180 day period following the date of any registration statement prepared and filed under the Securities Act pursuant to Sections 9.2 or 9.3 above. If requested by the underwriters, the holders of Restricted Stock shall execute a separate agreement to the foregoing effect. The Company may impose stop transfer instructions with respect to all Shares or related derivative securities subject to the foregoing restriction until the end of said 180 day period. The Company shall use its commercially reasonable best efforts to cause such registration statement to become effective. In the event a registered offering is initiated pursuant to Section 9.3 and subsequently closes, the holders of Restricted Stock participating in such registered offering may not effect sales of Shares pursuant to Section 4(1) or Rule 144 under the Securities Act for six months year following the closing date of such registered offering.

        9.4.6 No holder of Restricted Stock shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that may arise with respect to the interpretation or implementation of this Agreement. The rights granted under Sections 9.2 and 9.3 are not transferable by the holders of Restricted Stock.

        9.4.7 As a condition to the Company's obligations under this Section 9 to cause a registration statement to be filed or Restricted Stock to be included in a registration statement, each holder of Restricted Stock shall provide such information and execute such documents as may reasonably be required in connection with such registration by the Company or any underwriter. In addition, no holder of Restricted Stock may participate in any registration under this Section 9 which is underwritten unless such holder of Restricted Stock agrees to sell his, her or its securities on the basis provided in any such underwriting arrangements and completes and executes all questionnaires, powers of attorney, indemnities, contribution agreements, underwriting agreements, or other documents required under the terms of such underwriting arrangements.

        9.5 Registration Procedures. If and whenever the Company is required by the provisions of Sections 9.2 or 9.3 above to use its commercially reasonable best efforts to effect the registration of any Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

        9.5.1 prepare and file with the SEC on a registration statement (which, in the case of an underwritten public offering pursuant to Sections 9.2 or 9.3 above, shall be on Form S-1, Form S-3 or such other Form of general applicability satisfactory to the managing underwriter selected) with respect to such securities and use its commercially reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

        9.5.2 prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 9.5.1 above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

        9.5.3 furnish to each holder of Restricted Stock covered by such registration statement and to each underwriter such number of copies of the registration statement and the printed prospectus included therein (including each preliminary prospectus) as such persons or entities reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement; and

        9.5.4 in connection with each registration hereunder, the holders of Restricted Stock participating in such registration will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to effect the transaction and assure compliance with all applicable federal and state securities or "blue sky" laws, as well as any documentation customarily required by underwriters of such transactions.

        9.6 Expenses. All expenses incurred in connection with a registration pursuant to Sections 9.2 or 9.3 above in which shares of capital stock of the Company are to be offered by the Company in addition to shares of Restricted Stock to be offered by the holders of Restricted Stock, or any of them (excluding underwriters' discounts and commissions), including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and the reasonable fees and disbursements of one counsel for all of the participating holders of Restricted Stock (which counsel fees and disbursements shall not exceed $15,000) shall be borne by the Company (collectively "Selling Expenses"); provided, however, that if one or more participating holders of Restricted Stock shall withdraw his, her, its or their request for registration pursuant to Sections 9.2 or 9.3 hereof, the Company shall not be required to pay such withdrawing holder's or holders' pro rata portion or portions of the costs or the pro rata portion of fees and disbursements of counsel payable on behalf of the participating holders of Restricted Stock in connection with such registration (and such portion of such costs, fees or disbursement shall be paid by the withdrawing holders on a pro rata basis). Notwithstanding the foregoing, all of the expenses incurred in connection with a registration pursuant to Sections 9.2 or 9.3 above solely of shares of Restricted Stock, including, without limitation, all the expenses referenced above in this Section 9.6, shall be paid by the participating holders of the Restricted Stock registered in connection with any such registration.

        10.SATISFACTION OF INSTALLMENT NOTES. The Initial Stockholders acknowledge that certain of them are holders of installment notes issued by certain other Initial Stockholders in connection with purchases of Shares. The Initial Stockholders who are the makers of such installment notes (the "Makers") may satisfy such installment notes using Shares provided the Initial
Stockholders who are the holders of such installment notes will not incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, as the result of their receipt of such Shares.

        11.TERMINATION. The rights and obligations under this Agreement shall terminate automatically with respect to each Stockholder upon the earliest to occur of (a) the execution of a written instrument to that effect by the Company and each Stockholder who then owns Shares, (b) the merger or consolidation of the Company with a corporation or other entity upon consummation of which all Stockholders immediately thereafter own in the aggregate less than twenty-five percent (25%) of the total voting power of the surviving or resulting corporation, and (c) the Transfer of Shares by any Stockholder that causes all Stockholders immediately after such Transfer to own in the aggregate less than ten percent (10%) of the total voting power of the Company.

        12.GENERAL PROVISIONS.

        12.1 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah.

        12.2 Notices. Any notices and other communications given pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand or on the fifth (5th) day after deposit in the mail if sent by certified or registered mail (postage prepaid and return receipt requested) or on the next business day if sent by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with immediate electronic confirmation of receipt in a manner customary for communications of such type). Notices are to be addressed as follows:

                  If to the Company:

                  Nu Skin Asia Pacific, Inc.
                  75 West Center Street,
                  Suite 900
                  Provo, Utah 84601
                  Attention:  Steven J. Lund, President
                  Telecopy:  (801) 345-5999

        If to a Stockholder, to the address of the Stockholder as indicated in the Company's records.

        All notices to a party hereto shall be deemed to have been duly given for all purposes under this Agreement if given to such party in accordance with the first sentence of this Section 12.2 until notice is given pursuant to this
Section 12.2 of a different address from the address provided above or, in the case of any person or entity that hereafter becomes a Stockholder, the address specified by such person or entity provided in any documentation provided pursuant to this Agreement, or (b) after notice has been given pursuant to this
Section 12.2 of a different address, the address specified in such notice. No notices hereunder shall be required to be given to any Stockholder that hereafter becomes a Stockholder until notice of such Stockholder becoming a Stockholder is given to the Company and to each Stockholder pursuant to this
Section 12.2.

        12.3 Headings. The headings of the various Sections of this Agreement have been inserted for convenience only and shall not be deemed to be part of this Agreement.

        12.4 Binding Effect. This Agreement will be binding upon and inure to the benefit of the Company, its successors and assigns and to the Stockholders and their respective permitted heirs, personal representatives, successors and assigns. In particular, this Agreement may be assigned to any successor to the Company's interest in connection with the NSI Acquisition without further approval of any party and shall thereafter remain in full force and effect.

        12.5 No Oral Change. This Agreement may not be changed orally, but may only be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        12.6 Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes all prior written and oral agreements, arrangements and understandings relating to the subject matter hereof. The above Recitals and all Schedules and Exhibits attached hereto are deemed to be incorporated herein by reference.

        12.7 Remedies.

        12.7.1 The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in such party's sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive relief or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party hereto waives any objection to the imposition of such relief.

        12.7.2 All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof, whether at law or in equity, shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

        12.8 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, of the parties hereto.

        12.9 Consent of Company. Whenever the consent of the Company is required herein, such consent may only be given by the Company if and when approved by a majority of the Company's then disinterested directors.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



        IN WITNESS WHEREOF, this Agreement has been signed as of the date first above written.

                                            NU SKIN ASIA PACIFIC, INC.,
                                            a Delaware Corporation



                                            By:    _____________________________
                                            Its:   _____________________________


                                            ------------------------------------
                                            Blake M. Roney, individually

                                            THE ALL R'S TRUST



                                            By:    _____________________________
                                                   Steven J. Lund
                                            Its:   Trustee

                                            THE B & N RONEY TRUST



                                            By:    _____________________________
                                                   Steven J. Lund
                                            Its:   Trustee

                                            THE WFA TRUST



                                            By:    _____________________________
                                                   Steven J. Lund
                                            Its:   Trustee


                                            BNASIA, LTD.



                                            By:    _____________________________
                                                   Blake M. Roney
                                            Its:   General Partner

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                            By:    _____________________________
                                                   Nancy L. Roney
                                            Its:   General Partner

                                            THE BLAKE M. AND NANCY L. RONEY
                                            FOUNDATION



                                            By:    _____________________________
                                                   Blake M. Roney
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Nancy L. Roney
                                            Its:   Trustee

                                            B & N RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Craig F. McCullough
                                            Its:   Manager



                                            ------------------------------------
                                            Nedra D. Roney, individually



                                            ------------------------------------
                                            Rick A. Roney, individually



                                            ------------------------------------
                                            Burke F. Roney, individually



                                            ------------------------------------
                                            Park R. Roney, individually

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                            THE MAR TRUST



                                            By:    _____________________________
                                                   Keith R. Halls
                                            Its:   Trustee

                                            THE NR TRUST



                                            By:    _____________________________
                                                   Keith R. Halls
                                            Its:   Trustee

                                            THE NEDRA RONEY FOUNDATION



                                            By:    _____________________________
                                                   Nedra D. Roney
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Evan A. Schmutz
                                            Its:   Trustee


                                            THE  NEDRA  RONEY  FIXED  CHARITABLE
                                            TRUST



                                            By:    _____________________________
                                                   Keith R. Halls
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Evan A. Schmutz
                                            Its:   Independent Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                            NR RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Craig F. McCullough
                                            Its:   Manager



                                            ------------------------------------
                                            Sandra N. Tillotson, individually

                                            THE SNT TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE DVNM TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee


                                            THE CWN TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE DPN TRUST



                                            By:    _____________________________
                                                   Craig S. Tillotson
                                            Its:   Trustee



                                            By:    _____________________________

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE GNT TRUST



                                            By:    _____________________________
                                                   Craig S. Tillotson
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE LMB TRUST



                                            By:    _____________________________
                                                   Gregory N. Barrick
                                            Its:   Trustee


                                            THE SANDRA N. TILLOTSON FOUNDATION



                                            By:    _____________________________
                                                   Sandra N. Tillotson
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE   SANDRA  N.   TILLOTSON   FIXED
                                            CHARITABLE TRUST


                                            By:    _____________________________
                                                   Sandra N. Tillotson
                                            Its:   Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                            By:    _____________________________
                                                   L. S. McCullough
                                            Its:   Independent Trustee

                                            SNT RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Craig S. Tillotson
                                            Its:   Manager



                                            ------------------------------------
                                            Steven J. Lund, individually


                                            SKASIA, LTD.



                                            By:    _____________________________
                                                   Steven J. Lund
                                            Its:   General Partner



                                            By:    _____________________________
                                                   Kalleen Lund
                                            Its:   General Partner

                                            THE S AND K LUND TRUST



                                            By:    _____________________________
                                                   Blake M. Roney
                                            Its:   Trustee

                                            THE STEVEN J. AND KALLEEN LUND
                                            FOUNDATION



                                            By:    _____________________________
                                                   Steven J. Lund
                                            Its:   Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                            By:    _____________________________
                                                   Kalleen Lund
                                            Its:   Trustee


                                            THE STEVEN AND KALLEEN LUND FIXED
                                            CHARITABLE TRUST



                                            By:    _____________________________
                                                   Steven J. Lund
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Kalleen Lund
                                            Its:   Trustee



                                            By:    _____________________________
                                                   L. S. McCullough
                                            Its:   Independent Trustee

                                            S & K RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Craig F. McCullough
                                                   Its:   Manager



                                            ------------------------------------
                                            Brooke B. Roney, individually

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                            BDASIA, LTD.



                                            By:    _____________________________
                                                   Brooke B. Roney
                                            Its:   General Partner



                                            By:    _____________________________
                                                   Denice R. Roney
                                            Its:   General Partner

                                            THE B AND D RONEY TRUST



                                            By:    _____________________________
                                                   Blake M. Roney
                                            Its:   Trustee

                                            THE BROOKE BRENNAN AND DENICE RENEE
                                            RONEY FOUNDATION



                                            By:    _____________________________
                                                   Brooke B. Roney
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Denice R. Roney
                                            Its:   Trustee



                                            ------------------------------------
                                            Kirk V. Roney, individually

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                            KMASIA, LTD.



                                            By:    _____________________________
                                                   Kirk V. Roney
                                            Its:   General Partner



                                            By:    _____________________________
                                                   Melanie K. Roney
                                            Its:   General Partner

                                            THE K AND M RONEY TRUST



                                            By:    _____________________________
                                                   Rick A. Roney
                                            Its:   Trustee

                                            THE KIRK V. AND MELANIE K. RONEY
                                            FOUNDATION



                                            By:    _____________________________
                                                   Kirk V. Roney
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Melanie K. Roney
                                            Its:   Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                            THE KIRK AND MELANIE RONEY FIXED
                                            CHARITABLE TRUST



                                            By:    _____________________________
                                                   Kirk V. Roney
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Melanie K. Roney
                                            Its:   Trustee



                                            By:    _____________________________
                                                   L. S. McCullough
                                            Its:   Trustee

                                            K & M RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Craig F. McCullough
                                            Its:   Manager



                                            ------------------------------------
                                            Keith R. Halls, individually

                                            KAASIA, LTD.



                                            By:    _____________________________
                                                   Keith R. Halls
                                            Its:   General Partner


                                            By:    _____________________________
                                                   Anna Lisa Halls
                                            Its:   General Partner

                                            THE K AND A HALLS TRUST

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                            By:    _____________________________
                                                   Michael L. Halls
                                            Its:   Trustee

                                            THE HALLS FAMILY TRUST



                                            By:    _____________________________
                                                   Michael L. Halls
                                            Its:   Trustee

                                            THE KEITH AND ANNA LISA HALLS FIXED
                                            CHARITABLE TRUST



                                            By:    _____________________________
                                                   Keith R. Halls
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Anna Lisa Halls
                                            Its:   Trustee



                                            By:    _____________________________
                                                   L. S. McCullough
                                            Its:   Independent Trustee



 00779
3/9/98 5:40 pm
                                      S-11

         SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                            THE KEITH RAY AND ANNA LISA MASSARO
                                            HALLS FOUNDATION



                                            By:    _____________________________
                                                   Keith R. Halls
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Anna Lisa Halls
                                            Its:   Trustee

                                            K & A RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Craig F. McCullough
                                            Its:   Manager



                                            ------------------------------------
                                            Craig S. Tillotson, individually

                                            THE CST TRUST



                                            By:    _____________________________
                                                   Sandra N. Tillotson
                                            Its:   Trustee

                                            THE JS TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee


                                            THE JT TRUST

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE CB TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE CM TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE BCT TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE ST TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee


                                            THE NJR TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                            THE RLS TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE RBZ TRUST



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee

                                            THE LB TRUST



                                            By:    _____________________________
                                                   Gregory N. Barrick
                                            Its:   Trustee

                                            THE CRAIG S. TILLOTSON FOUNDATION



                                            By:    _____________________________
                                                   Craig S. Tillotson
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Trustee


                                            THE   CRAIG   S.   TILLOTSON   FIXED
                                            CHARITABLE TRUST



                                            By:    _____________________________
                                                   Craig S. Tillotson
                                            Its:   Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




                                            By:    _____________________________
                                                   Lee M. Brower
                                            Its:   Independent Trustee

                                            CST RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Sandra N. Tillotson
                                            Its:   Manager



                                            ------------------------------------
                                            R. Craig Bryson, individually

                                            RCKASIA, LTD.



                                            By:    _____________________________
                                                   R. Craig Bryson
                                            Its:   General Partner



                                            By:    _____________________________
                                                   Kathleen D. Bryson
                                            Its:   General Partner


                                            THE C AND K TRUST



                                            By:    _____________________________
                                                   Steven J. Lund
                                            Its:   Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT


                                            THE BRYSON FOUNDATION



                                            By:    _____________________________
                                                   R. Craig Bryson
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Kathleen D. Bryson
                                            Its:   Trustee

                                            THE BRYSON FIXED CHARITABLE TRUST



                                            By:    _____________________________
                                                   R. Craig Bryson
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Kathleen D. Bryson
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Robert L. Stayner
                                            Its:   Independent Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT



                                            CKB RHINO COMPANY, L.C.



                                            By:    _____________________________
                                                   Keith R. Halls
                                            Its:   Manager

                                            THE RICK AND KIMBERLY RONEY VARIABLE
                                            CHARITABLE REMAINDER UNITRUST



                                            By:    _____________________________
                                                   James Blaylock
                                            Its:   Trustee

                                            THE RICK AND KIMBERLY RONEY FIXED
                                            CHARITABLE UNITRUST



                                            By:    _____________________________
                                                   Rick A. Roney
                                            Its:   Trustee



                                            By:    _____________________________
                                                   Kimberly Roney
                                            Its:   Trustee

          SIGNATURE PAGE OF AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                                         SCHEDULE "A"



                                                   PARTICIPATION        PERCENT ALLOCATION OF
         NAME OF STOCKHOLDER                         PERCENTAGE          TOTAL RULE 144 VOLUME
         -------------------                     ----------------       ----------------------
Blake M. Roney and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                 15.3%                    15.3%

Nedra D. Roney and her spouse and all of
her Stockholder Controlled Entities and
defective trusts, considered together as a
group                                                  13.86%                   13.86%

Sandra N. Tillotson and her spouse and all of
her Stockholder Controlled Entities and
defective trusts, considered together as a
group                                                  12.28%                   12.28%

Craig S. Tillotson and his spouse and all of
his Stockholder Controlled Entities and
defective trusts, considered together as a
group                                                   9.2%                     9.2%

R. Craig Bryson and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  9.2%                     9.2%

Steven J. Lund and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  7.72%                    7.72%

Brooke B. Roney and his spouse and all of
his Stockholder Controlled Entities and
defective trusts, considered together as a
group                                                   7.72%                    7.72%

Kirk V. Roney and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  7.72%                    7.72%

Keith R. Halls and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  4.65%                    4.65%

Rick A. Roney and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  3.86%                    3.86%

Burke F. Roney and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  3.86%                    3.86%

Park R. Roney and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  3.86%                    3.86%

Mark A. Roney and his spouse and all of his
Stockholder Controlled Entities and defective
trusts, considered together as a group                  1.00%                    1.00%


                          [CONTINUED ON FOLLOWING PAGE]

                              SCHEDULE "A" cont'd.


EXAMPLES

        If the average weekly trading volume for the last calendar quarter were 400,000 shares, the total number of Shares that could be sold by the Initial Stockholders as a group pursuant to Section 4(1), Rule 144 thereunder or any other exempt transaction in the subsequent calendar quarter would be 400,000. After multiplying the Percent Allocation of Total Rule 144 Volume by the 400,000 Shares, the following Rule 144 Allotments would be achieved:


                NAME OF SHAREHOLDER(1)                  RULE 144 ALLOTMENT(1)

                    Blake B. Roney                               61,200

                    Nedra D. Roney                               55,440

                    Sandra N. Tillotson                          49,120

                    R. Craig Bryson                              36,800

                    Craig S. Tillotson                           36,800

                    Steven J. Lund                               30,880

                    Brooke B. Roney                              30,880

                    Kirk V. Roney                                30,880

                    Keith R. Halls                               20,000

                    Rick D. Roney                                20,000

                    Burke F. Roney                               20,000

                    Park R. Roney                                20,000

                    Mark A. Roney                                20,000



-------------------

(1) Includes the spouse and all Stockholder Controlled Entities and defective trusts of the listed individuals respectively considered with them as a group and, in the case of Mark A. Roney, the trust for which he is a beneficiary. Notwithstanding anything herein to the contrary, each listed Stockholder, together with his or her spouse, Stockholder Controlled Entities and defective trusts considered together as a group, will be entitled to a minimum Rule 144 Allotment per calendar quarter of 20,000 Shares. Consequently, each of Keith R. Halls, Rick D. Roney, Burke F. Roney, Park R. Roney and Mark A. Roney considered together with their respective spouses, Stockholder Controlled Entities and defective trusts, are entitled to a minimum Rule 144 Allotment of 20,000 Shares per calendar quarter, even though their respective Rule 144 Allotments would have been 18,600, 15,400, 15,400, 15,400 and 4,000 had their respective "Participation Percentages" been strictly applied in the absence of such minimum.

                                  SCHEDULE "B"



NAME OF STOCKHOLDER The LMB Trust The LB Trust The CWN Trust The DPN Trust The GNT Trust The JS Trust The JT Trust The CB Trust The CM Trust The BCT Trust The ST Trust The NJR Trust The RLS Trust The RBZ Trust

                                  SCHEDULE "C"



NAME OF STOCKHOLDER

The Nedra Roney Fixed Charitable Trust

The Sandra N. Tillotson Fixed Charitable Trust

The Steven and Kalleen Lund Fixed Charitable Trust

The Kirk and Melanie Roney Fixed Charitable Trust

The Keith and Anna Lisa Halls Fixed Charitable Trust

The Craig S. Tillotson Fixed Charitable Trust

The Bryson Fixed Charitable Trust

                                  SCHEDULE "D"


                                                               NUMBER OF SHARES
        NAME OF STOCKHOLDER                                   TO BE REPURCHASED


        Kirk V. Roney                                               281,615

        Melanie K. Roney                                            281,614

        Rick A. Roney                                               214,286

        Burke F. Roney                                              214,286

        Park R. Roney                                               285,714

        THE MAR TRUST                                                71,429

        The Corporation of the President of
            The Church of Jesus Christ of Latter-Day Saints(1)      342,673

        The United Way(1)                                               714

        The Foundation of Seacological Conservation(1)                5,000





----------------------

        (1) Shares were gifted to the listed entity by various individual and/or Foundation Initial Stockholders

                                  SCHEDULE "E"


   NAME OF STOCKHOLDER(1)      INDEBTEDNESS LIMIT        GROSS OFFERING PROCEEDS

    Blake M. Roney                $ 15 million                  $50,000,000

    Nedra D. Roney                $ 20 million                  $50,000,000

    Sandra N. Tillotson           $  8 million                  $40,000,000

    Craig S. Tillotson            $  5 million                  $25,000,000

    R. Craig Bryson               $  5 million                  $25,000,000

    Steven J. Lund                $  4 million                  $20,000,000

    Brooke B. Roney               $  4 million                  $20,000,000

    Kirk V. Roney                 $  4 million                  $20,000,000

    Keith R. Halls                $2.5 million                  $10,000,000

    Rick A. Roney                 $2.5 million                  $10,000,000

    Burke F. Roney                $3.5 million                  $10,000,000

    Park R. Roney                 $3.5 million                  $10,000,000


----------------

(1) As used in this Schedule A, the term "Stockholder" shall include the listed individual and the listed individual's spouse and all of such individual's Stockholder Controlled Entities and defective trusts considered together. Therefore, the Indebtedness Limit amount and the Gross Offering proceeds amount shall apply in the aggregate to the listed individual and to such individual's spouse, Stockholder Controlled Entities and defective trusts considered together as a group.